Exhibit 10.59

SIXTH AMENDMENT
TO
SPECIALTY PHARMACY NETWORK AGREEMENT

This Sixth Amendment to Specialty Pharmacy Network Agreement (this “Amendment”) is made as of the date the last Party executes this Amendment (the “Amendment Effective Date”), by and between Accredo Health Group, Inc. (“Specialty Pharmacy”), and United Therapeutics Corporation (“UT”). Specialty Pharmacy and UT are each referred to in this Agreement as a “Party,” collectively, the “Parties.”
WHEREAS, the Parties entered into that certain Specialty Pharmacy Network Agreement dated as of January 1, 2018, as amended (the “Agreement”); and
WHEREAS, the Parties entered into that certain Master Services Agreement dated December 18, 2013 as amended (the “Master Services Agreement”); and
WHEREAS, the Parties now wish to amend the Agreement to remove safety information reporting requirements given that these requirements have been moved to the Master Services Agreement.
NOW THEREFORE, in consideration of the mutual agreements and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

1.Attachment A. Attachment A is hereby deleted in its entirety and is replaced with the Attachment A attached hereto.
2.Attachment C-1. Attachment C-1 is hereby deleted in its entirety and is replaced with the Attachment C-1 attached hereto.
3.Attachment E. Attachment E is hereby deleted in its entirety and is replaced with the Attachment E attached hereto.
4.Except as amended and supplemented hereby, all of the terms and conditions of the Agreement shall remain and continue in full force and effect and apply hereto.

(Signature Page to Follow)

IN WITNESS WHEREOF, each of the undersigned, duly authorized, has executed this Amendment, effective as of the Amendment Effective Date.

Accredo Health Group, Inc. By: _/s/ William A. Shirey Print Name: William A. Shirey Title: President Date: 10/03/2023 1:23 PM CDT	United Therapeutics Corporation By: /s/ Kevin Gray Print Name: Kevin Gray Title: SVP, Strategic Operations Date: 07-Nov-2023 3:52:12 PM EST